Exhibit 99.3

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: HERITAGE OAKS BANCORP M65236-S14347 HERITAGE OAKS BANCORP 1222 VINE STREET PASO ROBLES, CA 93446 ATTN: INVESTOR RELATIONS DEPT. 1. To approve the merger and the issuance of common stock of Heritage Oaks Bancorp to shareholders of Mission Community Bancorp pursuant to the Agreement and Plan of Merger, dated as of October 21, 2013, by and between Heritage Oaks Bancorp and Mission Community Bancorp; and 2. To approve an adjournment of the Heritage Oaks Bancorp special meeting, if necessary or appropriate, and if a quorum is present, to vote additional proxies in favor of Proposal No. 1. ! ! ! ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

SPECIAL MEETING OF SHAREHOLDERS OF HERITAGE OAKS BANCORP IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 19, 2014 THE PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS AND PROXY CARD ARE AVAILABLE AT WWW.HERITAGEOAKSBANCORP.COM. The undersigned shareholder(s) of Heritage Oaks Bancorp (the "Company") hereby appoint(s), constitute(s) and nominate(s) Michael Morris, Donald Campbell and Simone Lagomarsino, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution to vote all shares of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 400 S. River Road, Paso Robles, California on Wednesday, February 19, 2014, at 5:30 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows: The Board of Directors unanimously recommends a vote FOR Proposals 1 and 2. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Continued and to be signed on reverse side SPECIAL MEETING OF SHAREHOLDERS OF HERITAGE OAKS BANCORP FEBRUARY 19, 2014 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 19, 2014. THE PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS AND PROXY CARD ARE AVAILABLE AT WWW.HERITAGEOAKSBANCORP.COM. M65237-S14347